UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006  (May 25, 2006)
                                                -------------------------------

                           TOMMY HILFIGER CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

   BRITISH VIRGIN ISLANDS              1-11226                 98-0372112
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(State or other jurisdiction of      (Commission             (IRS Employer
    incorporation)                   File Number)           Identification No.)

           9/F, Novel Industrial Building , 850-870 Lai Chi Kok Road,
                       Cheung-Sha Wan, Kowloon, Hong Kong
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                    (Address of principal executive offices)

Registrant's telephone number, including area code  852-2216-0668
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.


On May 25, 2006, Tommy Hilfiger U.S.A., Inc. ("TH USA"), a wholly-owned subsidiary of Tommy Hilfiger Corporation (the "Company"), entered into a Supplemental Indenture (the "Supplemental Indenture"), dated as of May 25, 2006, with respect to the Indenture (the "Indenture"), dated as of May 1, 1998, among TH USA (as issuer), the Company (as guarantor) and Wilmington Trust Company (as successor to The Chase Manhattan Bank as Trustee). The Supplemental Indenture was entered into in connection with TH USA's previously announced tender offer and consent solicitation (the "Offer") with respect to its outstanding 9% Senior Bonds due 2031 (the "Senior Bonds"), which were commenced on April 7, 2006.

The Supplemental Indenture amends the Indenture solely with respect to the Senior Bonds to, among other things (i) eliminate certain restrictive covenants contained in the Indenture (relating to maintenance of properties, payment of taxes and other claims, limitation upon liens, limitation upon sale and leaseback transactions, restriction on indebtedness of restricted subsidiaries, defeasance of certain obligations and statements by officers as to default),
(ii) eliminate certain events of default, (iii) modify covenants regarding reports by the guarantor and (iv) modify covenants regarding mergers. The amendments to the Indenture became effective on May 25, 2006, as a general matter; however, the modifications and eliminations effected by the Supplemental Indenture did not become operative until the Senior Bonds were accepted for payment on May 26, 2006.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.


Item 3.03 Material Modification to Rights of Security Holders.

See description under Item 1.01, Entry into a Material Definitive Agreement, above regarding the execution on May 25, 2006 of the Supplemental Indenture related to the Senior Bonds.


Item 9.01. Financial Statements and Exhibits.

         (c)  Exhibits

         4.1 Supplemental Indenture, dated as of May 25, 2006, with respect to the Indenture, dated as of May 1, 1998, among Tommy Hilfiger U.S.A., Inc., Tommy Hilfiger Corporation and Wilmington Trust Company

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOMMY HILFIGER CORPORATION


                                            By: /s/ Joseph Scirocco
                                               -------------------------
                                               Name:  Joseph Scirocco
                                               Title: Chief Financial Officer,
                                                      Executive Vice President
                                                      and Treasurer


Date: May 31, 2006

                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

    4.1 Supplemental Indenture, dated as of May 25, 2006, with respect to the Indenture, dated as of May 1, 1998, among Tommy Hilfiger U.S.A., Inc., Tommy Hilfiger Corporation and Wilmington Trust Company